UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23240

Eaton Vance Floating-Rate 2022 Target Term Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

June 30

Date of Fiscal Year End

June 30, 2018

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Floating-Rate 2022 Target Term Trust (EFL)

Annual Report

June 30, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report June 30, 2018

Eaton Vance

Floating-Rate 2022 Target Term Trust

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	32

Federal Tax Information	33

Annual Meeting of Shareholders	34

Dividend Reinvestment Plan	35

Management and Organization	37

Important Notices	39

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The U.S. floating-rate loan market experienced a positive return and limited price volatility for the 12-month period ended June 30, 2018, with the S&P/LSTA Leveraged Loan Index (the Index),2 a broad barometer of the U.S. loan market, returning 4.37%. For the period as a whole, performance was composed almost entirely of coupon generation, with loan prices mostly moving sideways.

The U.S. Federal Reserve Board increased interest rates three times during the period — in December 2017 and in March and June 2018. Unlike fixed-income securities, the impact of interest rate changes on the value of floating-rate loans is typically reduced by periodic interest rate resets. As a result, the loan market was helped by increasing investor demand for floating-rate loans during this rising interest rate environment.

Technical conditions were positive for most of the period, with demand generally outpacing supply. The collateralized loan obligation market was a consistently strong driver of demand, and retail mutual funds saw positive inflows for eight of the period’s 12 months. For the period as a whole, loan prices were relatively stable, beginning the period at an average price of $98.02 and ending it at an average price of $98.05. Approximately 87% of performing loans ended the period bid at 98% of their par value or higher.

With the U.S. economy’s recovery accelerating modestly during the period, health in corporate fundamentals continued to reflect relatively benign conditions. While the high-profile default of iHeart Media, an Index component, pushed up the default rate to 2.12% on a last-twelve-month basis in June 2018, the default rate settled down to close the period at 1.99%, well below its long-term average.

Fund Performance

From inception on July 31, 2017 through June 30, 2018, Eaton Vance Floating-Rate 2022 Target Term Trust (the Fund) had a total return of 2.55% at net asset value (NAV). The Fund is managed against the stated objectives of delivering high current income and returning the initial NAV of $9.85 (before deduction of offering costs) per common share to shareholders after five years. At period end, the Fund’s NAV was $9.68.

During the period, the Fund was overweighted to higher-rated loans relative to the Index. This strategy may help the Fund experience limited credit losses over time, but it may detract from relative results versus the Index in times when lower-rated loans perform well.

For the period, BBB-rated8 loans in the Index returned 2.70%, BB-rated loans in the Index returned 3.08%, B-rated loans in the Index returned 3.73%, CCC-rated loans in the Index returned 8.44%, and D-rated (defaulted) loans in the Index returned –6.27%. Given this performance mix, the Fund’s positioning and resulting underweight, relative to the Index, to defaulted loans helped Fund performance versus the Index. However, the Fund’s underweight to rallying CCC-rated loans detracted from results versus the Index.

Additionally, the Fund’s holdings in high-yield bonds detracted from performance versus the Index, as high-yield bonds underperformed the loan market during the period — and high-yield bonds are not included in the Index. However, the Fund’s employment of investment leverage6 contributed to performance versus the Index (which does not employ leverage). The use of leverage has the effect of achieving additional exposure to the loan market, and thus magnifying exposure to the Fund’s underlying investments in both up and down market environments. The use of leverage amplified the positive total return of the Fund’s underlying portfolio during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2018

Performance2,3

Portfolio Managers Scott H. Page, CFA and Craig P. Russ

% Cumulative Total Returns	Inception Date	One Year	Five Years	Since Inception
Fund at NAV	07/31/2017	—	—	2.55%
Fund at Market Price	—	—	—	0.01
S&P/LSTA Leveraged Loan Index	—	4.37%	4.00%	3.65%

% Premium/Discount to NAV[4]
				–2.48%

Distributions[5]
Total Distributions per share for the period				$0.406
Distribution Rate at NAV				5.21%
Distribution Rate at Market Price				5.34%

% Total Leverage[6]
Borrowings				27.74%
Variable Rate Term Preferred Shares (VRTP Shares)				8.88

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2018

Fund Profile

Top 10 Issuers (% of total investments)7

Infor (US), Inc.	1.4%

TransDigm, Inc.	1.4

Change Healthcare Holdings, LLC	1.1

Avolon TLB Borrower 1 (US), LLC	1.1

Flex Acquisition Company, Inc.	1.0

Albertsons, LLC	1.0

Jaguar Holding Company II	1.0

Las Vegas Sands, LLC	0.9

Golden Nugget, Inc.	0.9

Virgin Media Investment Holdings Limited	0.8

Total	10.6%

Top 10 Sectors (% of total investments)7

Health Care	12.4%

Electronics/Electrical	10.0

Lodging and Casinos	6.2

Business Equipment and Services	5.9

Chemicals and Plastics	5.1

Cable and Satellite Television	4.7

Telecommunications	4.5

Industrial Equipment	4.5

Drugs	4.0

Oil and Gas	3.9

Total	61.2%

Credit Quality (% of bonds and loans)8

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Performance results reflect the effects of leverage. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar year(s), please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

Leverage represents the liquidation value of the Fund’s VRTP Shares and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus VRTP Shares and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]	Excludes cash and cash equivalents.

[8]

Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by S&P.

Fund profile subject to change due to active management.

5

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2018

Portfolio of Investments

Senior Floating-Rate Loans — 132.3%(1)
Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Aerospace and Defense — 1.7%
Accudyne Industries, LLC
Term Loan, 5.34%, (1 mo. USD LIBOR + 3.25%), Maturing August 18, 2024	$714	$714,357
TransDigm, Inc.
Term Loan, 4.59%, (1 mo. USD LIBOR + 2.50%), Maturing June 9, 2023	2,970	2,961,512
WP CPP Holdings, LLC
Term Loan, 6.28%, (6 mo. USD LIBOR + 3.75%), Maturing April 30, 2025	150	150,769
		$3,826,638

Automotive — 2.4%
Apro, LLC
Term Loan, 6.14%, (2 mo. USD LIBOR + 4.00%), Maturing August 8, 2024	$1,266	$1,275,123
Belron Finance US, LLC
Term Loan, 4.86%, (3 mo. USD LIBOR + 2.50%), Maturing November 7, 2024	224	224,784
Chassix, Inc.
Term Loan, 7.94%, (USD LIBOR + 5.50%), Maturing November 15, 2023(2)	249	249,994
Federal-Mogul Holdings Corporation
Term Loan, 5.82%, (1 mo. USD LIBOR + 3.75%), Maturing April 15, 2021	2,000	2,006,666
L&W, Inc.
Term Loan, 6.08%, (1 mo. USD LIBOR + 4.00%), Maturing May 22, 2025	300	301,500
Tenneco, Inc.
Term Loan, Maturing June 14, 2025(3)	1,425	1,414,491
		$5,472,558

Beverage and Tobacco — 0.1%
Arterra Wines Canada, Inc.
Term Loan, 5.07%, (3 mo. USD LIBOR + 2.75%), Maturing December 15, 2023	$150	$149,059
		$149,059

Brokerage / Securities Dealers / Investment Houses — 0.1%
OZ Management L.P.
Term Loan, 7.13%, (3 mo. USD LIBOR + 4.75%), Maturing April 11, 2023	$200	$201,000
		$201,000

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Building and Development — 2.4%
Beacon Roofing Supply, Inc.
Term Loan, 4.28%, (1 mo. USD LIBOR + 2.25%), Maturing January 2, 2025	$224	$223,631
DTZ U.S. Borrower, LLC
Term Loan, 5.57%, (3 mo. USD LIBOR + 3.25%), Maturing November 4, 2021	2,179	2,178,566
GGP, Inc.
Term Loan, Maturing May 4, 2025(3)	375	369,516
Quikrete Holdings, Inc.
Term Loan, 4.84%, (1 mo. USD LIBOR + 2.75%), Maturing November 15, 2023	1,933	1,927,371
Werner FinCo L.P.
Term Loan, 5.98%, (1 mo. USD LIBOR + 4.00%), Maturing July 24, 2024	871	873,114
		$5,572,198

Business Equipment and Services — 9.4%
Adtalem Global Education, Inc.
Term Loan, 5.08%, (1 mo. USD LIBOR + 3.00%), Maturing April 1, 2025	$150	$150,500
AlixPartners, LLP
Term Loan, 4.84%, (1 mo. USD LIBOR + 2.75%), Maturing April 4, 2024	1,412	1,412,534
ASGN Incorporated
Term Loan, 4.09%, (1 mo. USD LIBOR + 2.00%), Maturing April 2, 2025	168	167,423
BMC Software Finance, Inc.
Term Loan, Maturing June 26, 2025(3)	1,150	1,143,719
Camelot UK Holdco Limited
Term Loan, 5.34%, (1 mo. USD LIBOR + 3.25%), Maturing October 3, 2023	792	791,185
Ceridian HCM Holding, Inc.
Term Loan, 5.34%, (1 mo. USD LIBOR + 3.25%), Maturing April 5, 2025	575	575,240
Change Healthcare Holdings, LLC
Term Loan, 4.84%, (1 mo. USD LIBOR + 2.75%), Maturing March 1, 2024	3,960	3,951,730
EAB Global, Inc.
Term Loan, 6.25%, (USD LIBOR + 3.75%), Maturing November 15, 2024(2)	549	543,139
EIG Investors Corp.
Term Loan, 6.07%, (3 mo. USD LIBOR + 3.75%), Maturing February 9, 2023	1,848	1,848,686
IG Investment Holdings, LLC
Term Loan, 5.69%, (USD LIBOR + 3.50%), Maturing May 18, 2025(2)	175	175,164

6	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Business Equipment and Services (continued)
Iron Mountain, Inc.
Term Loan, 3.84%, (1 mo. USD LIBOR + 1.75%), Maturing January 2, 2026	$349	$342,142
J.D. Power and Associates
Term Loan, 6.34%, (1 mo. USD LIBOR + 4.25%), Maturing September 7, 2023	1,287	1,291,728
Kronos Incorporated
Term Loan, 5.36%, (3 mo. USD LIBOR + 3.00%), Maturing November 1, 2023	2,481	2,480,967
LegalZoom.com, Inc.
Term Loan, 6.59%, (1 mo. USD LIBOR + 4.50%), Maturing November 21, 2024	298	301,842
Term Loan - Second Lien, 10.59%, (1 mo. USD LIBOR + 8.50%), Maturing November 21, 2025	225	227,250
Ping Identity Corporation
Term Loan, 5.84%, (1 mo. USD LIBOR + 3.75%), Maturing January 22, 2025	125	125,000
Pre-Paid Legal Services, Inc.
Term Loan, 5.23%, (1 mo. USD LIBOR + 3.25%), Maturing May 1, 2025	200	201,438
Prime Security Services Borrower, LLC
Term Loan, 4.84%, (1 mo. USD LIBOR + 2.75%), Maturing May 2, 2022	1,287	1,282,878
Red Ventures, LLC
Term Loan, 6.09%, (1 mo. USD LIBOR + 4.00%), Maturing November 8, 2024	372	374,613
SMG Holdings, Inc.
Term Loan, 5.34%, (1 mo. USD LIBOR + 3.25%), Maturing January 23, 2025	100	99,937
Solera, LLC
Term Loan, 4.84%, (1 mo. USD LIBOR + 2.75%), Maturing March 3, 2023	298	298,055
Spin Holdco, Inc.
Term Loan, 5.34%, (2 mo. USD LIBOR + 3.25%), Maturing November 14, 2022	1,287	1,283,668
Trans Union, LLC
Term Loan, Maturing June 8, 2025(3)	175	174,635
Travelport Finance (Luxembourg) S.a.r.l.
Term Loan, 4.83%, (3 mo. USD LIBOR + 2.50%), Maturing March 17, 2025	800	798,250
Vantiv, LLC
Term Loan, Maturing October 14, 2023(3)	150	149,883
Term Loan, 3.79%, (1 mo. USD LIBOR + 1.75%), Maturing August 9, 2024	774	772,836
West Corporation
Term Loan, 5.59%, (1 mo. USD LIBOR + 3.50%), Maturing October 10, 2024	125	124,766

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Business Equipment and Services (continued)
West Corporation (continued)
Term Loan, 6.09%, (1 mo. USD LIBOR + 4.00%), Maturing October 10, 2024	$398	$397,182
		$21,486,390

Cable and Satellite Television — 5.4%
Charter Communications Operating, LLC
Term Loan, 4.10%, (1 mo. USD LIBOR + 2.00%), Maturing April 30, 2025	$1,318	$1,318,674
CSC Holdings, LLC
Term Loan, 4.57%, (1 mo. USD LIBOR + 2.50%), Maturing January 25, 2026	475	474,228
Numericable Group S.A.
Term Loan, 5.35%, (3 mo. USD LIBOR + 3.00%), Maturing January 31, 2026	1,294	1,274,906
Radiate Holdco, LLC
Term Loan, 5.09%, (1 mo. USD LIBOR + 3.00%), Maturing February 1, 2024	892	878,046
Telenet Financing USD, LLC
Term Loan, 4.32%, (1 mo. USD LIBOR + 2.25%), Maturing August 17, 2026	900	894,797
Unitymedia Finance, LLC
Term Loan, 4.32%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2026	300	298,875
UPC Financing Partnership
Term Loan, 4.57%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2026	2,700	2,674,012
Virgin Media Bristol, LLC
Term Loan, 4.57%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2026	3,000	2,982,186
Ziggo Secured Finance Partnership
Term Loan, 4.57%, (1 mo. USD LIBOR + 2.50%), Maturing April 15, 2025	1,650	1,635,048
		$12,430,772

Chemicals and Plastics — 7.9%
A. Schulman, Inc.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.25%), Maturing June 1, 2022	$2,965	$2,965,346
Alpha 3 B.V.
Term Loan, 5.33%, (3 mo. USD LIBOR + 3.00%), Maturing January 31, 2024	1,412	1,416,979
Axalta Coating Systems US Holdings, Inc.
Term Loan, 4.08%, (3 mo. USD LIBOR + 1.75%), Maturing June 1, 2024	2,925	2,915,197

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Chemicals and Plastics (continued)
Ferro Corporation
Term Loan, 4.58%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024	$136	$135,568
Term Loan, 4.58%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024	139	138,516
Ineos US Finance, LLC
Term Loan, 4.09%, (1 mo. USD LIBOR + 2.00%), Maturing March 31, 2024	1,294	1,290,728
Invictus US, LLC
Term Loan, 5.10%, (2 mo. USD LIBOR + 3.00%), Maturing March 28, 2025	200	199,625
Kraton Polymers, LLC
Term Loan, 4.59%, (1 mo. USD LIBOR + 2.50%), Maturing March 5, 2025	1,090	1,090,385
MacDermid, Inc.
Term Loan, 5.09%, (1 mo. USD LIBOR + 3.00%), Maturing June 7, 2023	1,849	1,854,910
PQ Corporation
Term Loan, 4.59%, (1 mo. USD LIBOR + 2.50%), Maturing February 8, 2025	2,276	2,274,345
Prince Minerals, Inc.
Term Loan, 5.90%, (USD LIBOR + 3.50%), Maturing March 20, 2025(2)	150	149,906
Proampac PG Borrower, LLC
Term Loan, 5.61%, (USD LIBOR + 3.50%), Maturing November 18, 2023(2)	733	734,700
Spectrum Holdings III Corp.
Term Loan, 1.00%, Maturing January 31, 2025(4)	14	13,483
Term Loan, 5.34%, (1 mo. USD LIBOR + 3.25%), Maturing January 31, 2025	136	135,989
Tronox Blocked Borrower, LLC
Term Loan, 5.09%, (1 mo. USD LIBOR + 3.00%), Maturing September 22, 2024	429	429,240
Tronox Finance, LLC
Term Loan, 5.09%, (1 mo. USD LIBOR + 3.00%), Maturing September 22, 2024	989	990,554
Venator Materials Corporation
Term Loan, 5.09%, (1 mo. USD LIBOR + 3.00%), Maturing August 8, 2024	1,290	1,306,378
		$18,041,849

Conglomerates — 0.9%
Penn Engineering & Manufacturing Corp.
Term Loan, 4.84%, (1 mo. USD LIBOR + 2.75%), Maturing June 27, 2024	$1,980	$1,980,000
		$1,980,000

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Containers and Glass Products — 5.0%
Berlin Packaging, LLC
Term Loan, 5.04%, (USD LIBOR + 3.00%), Maturing November 7, 2025(2)	$100	$99,598
BWAY Holding Company
Term Loan, 5.59%, (3 mo. USD LIBOR + 3.25%), Maturing April 3, 2024	743	744,125
Flex Acquisition Company, Inc.
Term Loan, 5.31%, (3 mo. USD LIBOR + 3.00%), Maturing December 29, 2023	2,481	2,476,995
Term Loan, 5.75%, (3 mo. USD LIBOR + 3.25%), Maturing June 22, 2025	600	601,500
Libbey Glass, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 3.00%), Maturing April 9, 2021	1,879	1,855,743
Pelican Products, Inc.
Term Loan, 5.48%, (1 mo. USD LIBOR + 3.50%), Maturing May 1, 2025	250	250,391
Reynolds Group Holdings, Inc.
Term Loan, 4.84%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2023	2,970	2,969,436
Ring Container Technologies Group, LLC
Term Loan, 4.84%, (1 mo. USD LIBOR + 2.75%), Maturing October 31, 2024	299	297,381
SIG Combibloc US Acquisition, Inc.
Term Loan, 4.84%, (1 mo. USD LIBOR + 2.75%), Maturing March 13, 2022	1,884	1,886,944
Trident TPI Holdings, Inc.
Term Loan, 5.34%, (1 mo. USD LIBOR + 3.25%), Maturing October 17, 2024	324	322,254
		$11,504,367

Cosmetics / Toiletries — 0.1%
KIK Custom Products, Inc.
Term Loan, Maturing May 15, 2023(3)	$150	$149,594
		$149,594

Drugs — 5.6%
Albany Molecular Research, Inc.
Term Loan, 5.34%, (1 mo. USD LIBOR + 3.25%), Maturing August 30, 2024	$744	$742,863
Term Loan - Second Lien, 9.09%, (1 mo. USD LIBOR + 7.00%), Maturing August 30, 2025	500	500,625
Amneal Pharmaceuticals, LLC
Term Loan, 5.63%, (1 mo. USD LIBOR + 3.50%), Maturing May 4, 2025	1,400	1,399,676

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Drugs (continued)
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, 6.38%, (1 mo. USD LIBOR + 4.25%), Maturing April 29, 2024	$2,970	$2,956,077
Horizon Pharma, Inc.
Term Loan, 5.38%, (1 mo. USD LIBOR + 3.25%), Maturing March 29, 2024	1,254	1,253,711
Jaguar Holding Company II
Term Loan, 4.59%, (1 mo. USD LIBOR + 2.50%), Maturing August 18, 2022	2,969	2,955,158
Mallinckrodt International Finance S.A.
Term Loan, 5.09%, (3 mo. USD LIBOR + 2.75%), Maturing September 24, 2024	1,739	1,706,670
Term Loan, 5.52%, (6 mo. USD LIBOR + 3.00%), Maturing February 24, 2025	324	319,663
PharMerica Corporation
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.50%), Maturing December 6, 2024	324	324,120
Valeant Pharmaceuticals International, Inc.
Term Loan, 4.98%, (1 mo. USD LIBOR + 3.00%), Maturing June 1, 2025	525	523,953
		$12,682,516

Ecological Services and Equipment — 2.1%
Advanced Disposal Services, Inc.
Term Loan, 4.23%, (1 week USD LIBOR + 2.25%), Maturing November 10, 2023	$2,923	$2,919,913
Charah, LLC
Term Loan, 8.55%, (USD LIBOR + 6.25%), Maturing October 25, 2024(2)	164	166,611
EnergySolutions, LLC
Term Loan, 6.08%, (3 mo. USD LIBOR + 3.75%), Maturing May 9, 2025	475	477,227
GFL Environmental, Inc.
Term Loan, 0.00%, Maturing May 30, 2025(4)	108	107,196
Term Loan, 5.08%, (3 mo. USD LIBOR + 2.75%), Maturing May 30, 2025	867	862,929
Wrangler Buyer Corp.
Term Loan, 4.84%, (1 mo. USD LIBOR + 2.75%), Maturing September 27, 2024	299	298,500
		$4,832,376

Electronics / Electrical — 15.0%
AI Ladder (Luxembourg) Subco S.a r.l
Term Loan, Maturing May 1, 2025(3)	$150	$150,000
Almonde, Inc.
Term Loan, 5.81%, (3 mo. USD LIBOR + 3.50%), Maturing June 13, 2024	1,290	1,269,445

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Electronics / Electrical (continued)
Answers Finance, LLC
Term Loan - Second Lien, 12.90%, (3 mo. USD Prime + 7.90%), Maturing September 15, 2021	$266	$260,484
Applied Systems, Inc.
Term Loan, 5.33%, (3 mo. USD LIBOR + 3.00%), Maturing September 19, 2024	943	945,306
Aptean, Inc.
Term Loan, 6.59%, (3 mo. USD LIBOR + 4.25%), Maturing December 20, 2022	1,287	1,288,375
Avast Software B.V.
Term Loan, 4.83%, (3 mo. USD LIBOR + 2.50%), Maturing September 30, 2023	926	928,347
Barracuda Networks, Inc.
Term Loan, 5.31%, (1 mo. USD LIBOR + 3.25%), Maturing February 12, 2025	150	149,625
Blackhawk Network Holdings, Inc.
Term Loan, 5.07%, (1 mo. USD LIBOR + 3.00%), Maturing June 15, 2025	325	324,644
CPI International, Inc.
Term Loan, 5.59%, (1 mo. USD LIBOR + 3.50%), Maturing July 26, 2024	744	745,305
Cypress Semiconductor Corporation
Term Loan, 4.35%, (1 mo. USD LIBOR + 2.25%), Maturing July 5, 2021	1,263	1,267,622
DigiCert, Inc.
Term Loan, 6.84%, (1 mo. USD LIBOR + 4.75%), Maturing October 31, 2024	799	799,173
Electro Rent Corporation
Term Loan, 7.33%, (3 mo. USD LIBOR + 5.00%), Maturing January 31, 2024	742	748,031
Energizer Holdings, Inc.
Term Loan, Maturing June 30, 2025(3)	225	225,656
Epicor Software Corporation
Term Loan, 5.35%, (1 mo. USD LIBOR + 3.25%), Maturing June 1, 2022	75	74,569
Exact Merger Sub, LLC
Term Loan, 6.58%, (3 mo. USD LIBOR + 4.25%), Maturing September 27, 2024	248	249,366
EXC Holdings III Corp.
Term Loan, 5.83%, (3 mo. USD LIBOR + 3.50%), Maturing December 2, 2024	174	176,084
Flexera Software, LLC
Term Loan, 5.35%, (1 mo. USD LIBOR + 3.25%), Maturing February 26, 2025	599	599,373
GTCR Valor Companies, Inc.
Term Loan, 5.58%, (3 mo. USD LIBOR + 3.25%), Maturing June 16, 2023	715	715,985

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Electronics / Electrical (continued)
Infoblox, Inc.
Term Loan, 6.59%, (1 mo. USD LIBOR + 4.50%), Maturing November 7, 2023	$727	$730,823
Infor (US), Inc.
Term Loan, 4.84%, (1 mo. USD LIBOR + 2.75%), Maturing February 1, 2022	2,970	2,959,901
Informatica, LLC
Term Loan, 5.34%, (1 mo. USD LIBOR + 3.25%), Maturing August 5, 2022	1,693	1,698,172
Lattice Semiconductor Corporation
Term Loan, 6.27%, (1 mo. USD LIBOR + 4.25%), Maturing March 10, 2021	1,242	1,246,687
MA FinanceCo., LLC
Term Loan, 4.84%, (1 mo. USD LIBOR + 2.75%), Maturing June 21, 2024	257	255,784
Microchip Technology Incorporated
Term Loan, 4.10%, (1 mo. USD LIBOR + 2.00%), Maturing May 29, 2025	1,050	1,052,625
Plantronics, Inc.
Term Loan, Maturing May 30, 2025(3)	550	549,484
Prometric Holdings, Inc.
Term Loan, 5.10%, (1 mo. USD LIBOR + 3.00%), Maturing January 29, 2025	100	99,688
Renaissance Holding Corp.
Term Loan, 5.58%, (3 mo. USD LIBOR + 3.25%), Maturing May 30, 2025	500	498,444
Rocket Software, Inc.
Term Loan, 6.08%, (3 mo. USD LIBOR + 3.75%), Maturing October 14, 2023	50	50,224
Seattle Spinco, Inc.
Term Loan, 4.84%, (1 mo. USD LIBOR + 2.75%), Maturing June 21, 2024	1,738	1,736,241
SGS Cayman L.P.
Term Loan, 7.71%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021	151	145,394
SkillSoft Corporation
Term Loan, 6.84%, (1 mo. USD LIBOR + 4.75%), Maturing April 28, 2021	2,500	2,369,793
SolarWinds Holdings, Inc.
Term Loan, 5.09%, (1 mo. USD LIBOR + 3.00%), Maturing February 5, 2024	448	448,807
Southwire Company
Term Loan, 4.09%, (1 mo. USD LIBOR + 2.00%), Maturing May 15, 2025	225	225,351
SS&C Technologies Holdings Europe S.a.r.l.
Term Loan, 4.59%, (1 mo. USD LIBOR + 2.50%), Maturing April 16, 2025	407	407,856

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Electronics / Electrical (continued)
SS&C Technologies, Inc.
Term Loan, 4.59%, (1 mo. USD LIBOR + 2.50%), Maturing April 16, 2025	$1,076	$1,078,090
Sutherland Global Services, Inc.
Term Loan, 7.71%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021	647	624,606
TTM Technologies, Inc.
Term Loan, 4.48%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2024	125	125,469
Uber Technologies
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.50%), Maturing July 13, 2023	1,980	1,997,173
Term Loan, 6.00%, (1 mo. USD LIBOR + 4.00%), Maturing April 4, 2025	600	603,600
Veritas Bermuda Ltd.
Term Loan, 6.65%, (USD LIBOR + 4.50%), Maturing January 27, 2023(2)	742	682,309
Vero Parent, Inc.
Term Loan, 7.09%, (1 mo. USD LIBOR + 5.00%), Maturing August 16, 2024	1,290	1,293,798
VF Holding Corp.
Term Loan, 5.34%, (1 mo. USD LIBOR + 3.25%), Maturing June 30, 2023	990	992,399
Wall Street Systems Delaware, Inc.
Term Loan, 5.09%, (1 mo. USD LIBOR + 3.00%), Maturing November 21, 2024	274	273,454
Western Digital Corporation
Term Loan, 3.84%, (1 mo. USD LIBOR + 1.75%), Maturing April 29, 2023	1,072	1,073,184
		$34,136,746

Equipment Leasing — 1.4%
Avolon TLB Borrower 1 (US), LLC
Term Loan, 4.09%, (1 mo. USD LIBOR + 2.00%), Maturing January 15, 2025	$2,978	$2,946,385
IBC Capital Limited
Term Loan, 6.08%, (3 mo. USD LIBOR + 3.75%), Maturing September 11, 2023	224	224,999
		$3,171,384

Financial Intermediaries — 3.1%
Clipper Acquisitions Corp.
Term Loan, 3.75%, (1 mo. USD LIBOR + 1.75%), Maturing December 27, 2024	$448	$448,119

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Financial Intermediaries (continued)
Donnelley Financial Solutions, Inc.
Term Loan, 4.98%, (1 week USD LIBOR + 3.00%), Maturing October 2, 2023	$953	$954,968
EIG Management Company, LLC
Term Loan, 6.08%, (3 mo. USD LIBOR + 3.75%), Maturing February 22, 2025	100	101,083
Freedom Mortgage Corporation
Term Loan, 6.84%, (1 mo. USD LIBOR + 4.75%), Maturing February 23, 2022	1,950	1,963,090
Greenhill & Co., Inc.
Term Loan, 5.83%, (USD LIBOR + 3.75%), Maturing October 12, 2022(2)	414	418,001
GreenSky Holdings, LLC
Term Loan, 5.38%, (1 mo. USD LIBOR + 3.25%), Maturing March 29, 2025	1,347	1,358,408
Harbourvest Partners, LLC
Term Loan, 4.34%, (1 mo. USD LIBOR + 2.25%), Maturing February 20, 2025	200	199,500
Quality Care Properties, Inc.
Term Loan, 7.34%, (1 mo. USD LIBOR + 5.25%), Maturing October 31, 2022	1,124	1,135,485
StepStone Group L.P.
Term Loan, 6.09%, (1 mo. USD LIBOR + 4.00%), Maturing March 14, 2025	249	250,934
Victory Capital Holdings, Inc.
Term Loan, 5.08%, (3 mo. USD LIBOR + 2.75%), Maturing February 12, 2025	104	104,036
Virtus Investment Partners, Inc.
Term Loan, 2.50%, Maturing June 3, 2024(4)	75	74,719
		$7,008,343

Food Products — 2.9%
Alphabet Holding Company, Inc.
Term Loan, 5.59%, (1 mo. USD LIBOR + 3.50%), Maturing September 26, 2024	$1,390	$1,306,709
American Seafoods Group, LLC
Term Loan, 4.85%, (1 mo. USD LIBOR + 2.75%), Maturing August 21, 2023	728	732,221
Badger Buyer Corp.
Term Loan, 5.59%, (1 mo. USD LIBOR + 3.50%), Maturing September 30, 2024	499	498,120
CHG PPC Parent, LLC
Term Loan, 4.84%, (1 mo. USD LIBOR + 2.75%), Maturing March 31, 2025	200	199,000
Del Monte Foods, Inc.
Term Loan, 5.58%, (3 mo. USD LIBOR + 3.25%), Maturing February 18, 2021	595	501,199

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Food Products (continued)
Hearthside Food Solutions, LLC
Term Loan, 5.09%, (1 mo. USD LIBOR + 3.00%), Maturing May 23, 2025	$275	$272,995
HLF Financing S.a.r.l.
Term Loan, 7.59%, (1 mo. USD LIBOR + 5.50%), Maturing February 15, 2023	693	700,179
JBS USA, LLC
Term Loan, 4.83%, (3 mo. USD LIBOR + 2.50%), Maturing October 30, 2022	2,254	2,244,628
Nomad Foods Europe Midco Limited
Term Loan, 4.31%, (1 mo. USD LIBOR + 2.25%), Maturing May 15, 2024	250	248,906
		$6,703,957

Food Service — 1.8%
1011778 B.C. Unlimited Liability Company
Term Loan, 4.34%, (1 mo. USD LIBOR + 2.25%), Maturing February 16, 2024	$2,970	$2,957,314
Aramark Services, Inc.
Term Loan, 4.08%, (3 mo. USD LIBOR + 1.75%), Maturing March 11, 2025	349	349,343
Dhanani Group, Inc.
Term Loan, Maturing June 27, 2025(3)	250	249,063
IRB Holding Corp.
Term Loan, 5.27%, (1 mo. USD LIBOR + 3.25%), Maturing February 5, 2025	299	300,073
US Foods, Inc.
Term Loan, Maturing June 27, 2023(3)	325	325,101
		$4,180,894

Food / Drug Retailers — 2.1%
Albertsons, LLC
Term Loan, Maturing May 2, 2023(3)	$475	$472,790
Term Loan, 5.32%, (3 mo. USD LIBOR + 3.00%), Maturing June 22, 2023	2,970	2,943,704
Diplomat Pharmacy, Inc.
Term Loan, 6.60%, (1 mo. USD LIBOR + 4.50%), Maturing December 20, 2024	182	184,642
Supervalu, Inc.
Term Loan, 5.59%, (1 mo. USD LIBOR + 3.50%), Maturing June 8, 2024	406	406,612
Term Loan, 5.59%, (1 mo. USD LIBOR + 3.50%), Maturing June 8, 2024	677	677,687
		$4,685,435

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Forest Products — 0.1%
Expera Specialty Solutions, LLC
Term Loan, 6.34%, (1 mo. USD LIBOR + 4.25%), Maturing November 3, 2023	$321	$323,874
		$323,874

Health Care — 18.5%
ADMI Corp.
Term Loan, 5.34%, (1 mo. USD LIBOR + 3.25%), Maturing April 30, 2025	$700	$699,562
Akorn, Inc.
Term Loan, 6.38%, (1 mo. USD LIBOR + 4.25%), Maturing April 16, 2021	500	491,562
Alliance Healthcare Services, Inc.
Term Loan, 6.59%, (1 mo. USD LIBOR + 4.50%), Maturing October 24, 2023	322	324,289
Auris Luxembourg III S.a.r.l.
Term Loan, 5.33%, (3 mo. USD LIBOR + 3.00%), Maturing January 17, 2022	2,474	2,488,409
Avantor, Inc.
Term Loan, 6.09%, (1 mo. USD LIBOR + 4.00%), Maturing November 21, 2024	522	526,479
BioClinica, Inc.
Term Loan, 6.63%, (3 mo. USD LIBOR + 4.25%), Maturing October 20, 2023	742	709,052
BW NHHC Holdco, Inc.
Term Loan, 7.07%, (1 mo. USD LIBOR + 5.00%), Maturing May 15, 2025	400	396,000
Carestream Dental Equipment, Inc.
Term Loan, 5.58%, (3 mo. USD LIBOR + 3.25%), Maturing September 1, 2024	744	742,514
Certara L.P.
Term Loan, 5.83%, (3 mo. USD LIBOR + 3.50%), Maturing August 15, 2024	993	997,462
CHG Healthcare Services, Inc.
Term Loan, 5.36%, (3 mo. USD LIBOR + 3.00%), Maturing June 7, 2023	2,333	2,339,773
Community Health Systems, Inc.
Term Loan, 5.56%, (3 mo. USD LIBOR + 3.25%), Maturing January 27, 2021	2,499	2,443,165
Concentra, Inc.
Term Loan, 4.74%, (1 mo. USD LIBOR + 2.75%), Maturing June 1, 2022	125	125,208
CryoLife, Inc.
Term Loan, 6.33%, (3 mo. USD LIBOR + 4.00%), Maturing November 14, 2024	174	175,504

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Health Care (continued)
DJO Finance, LLC
Term Loan, 5.45%, (USD LIBOR + 3.25%), Maturing June 8, 2020(2)	$1,290	$1,287,632
Envision Healthcare Corporation
Term Loan, 5.10%, (1 mo. USD LIBOR + 3.00%), Maturing December 1, 2023	1,695	1,696,092
Gentiva Health Services, Inc.
Term Loan, Maturing June 2, 2025(3)	327	327,740
Term Loan, Maturing June 2, 2025(3)	523	524,385
GHX Ultimate Parent Corporation
Term Loan, 5.33%, (3 mo. USD LIBOR + 3.00%), Maturing June 28, 2024	1,387	1,388,734
Greatbatch Ltd.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.25%), Maturing October 27, 2022	914	918,214
Hanger, Inc.
Term Loan, 5.59%, (1 mo. USD LIBOR + 3.50%), Maturing February 26, 2025	424	423,408
Indivior Finance S.a.r.l.
Term Loan, 6.86%, (3 mo. USD LIBOR + 4.50%), Maturing December 18, 2022	323	322,971
Inovalon Holdings, Inc.
Term Loan, 5.56%, (1 mo. USD LIBOR + 3.50%), Maturing April 2, 2025	500	487,812
IQVIA, Inc.
Term Loan, 4.33%, (3 mo. USD LIBOR + 2.00%), Maturing March 7, 2024	1,344	1,344,221
Kindred Healthcare, Inc.
Term Loan, 5.88%, (3 mo. USD LIBOR + 3.50%), Maturing April 9, 2021	2,969	2,970,918
KUEHG Corp.
Term Loan, 6.08%, (3 mo. USD LIBOR + 3.75%), Maturing August 13, 2022	1,386	1,388,927
MedPlast Holdings, Inc.
Term Loan, Maturing June 1, 2025(3)	200	199,625
MPH Acquisition Holdings, LLC
Term Loan, 5.08%, (3 mo. USD LIBOR + 2.75%), Maturing June 7, 2023	2,777	2,765,917
Navicure, Inc.
Term Loan, 5.84%, (1 mo. USD LIBOR + 3.75%), Maturing November 1, 2024	199	199,000
One Call Corporation
Term Loan, 7.32%, (1 mo. USD LIBOR + 5.25%), Maturing November 25, 2022	589	566,458
Ortho-Clinical Diagnostics S.A.
Term Loan, 5.34%, (1 mo. USD LIBOR + 3.25%), Maturing June 30, 2025	1,287	1,282,922

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Health Care (continued)
Parexel International Corporation
Term Loan, 4.84%, (1 mo. USD LIBOR + 2.75%), Maturing September 27, 2024	$968	$963,655
Prospect Medical Holdings, Inc.
Term Loan, 7.50%, (1 mo. USD LIBOR + 5.50%), Maturing February 22, 2024	474	474,997
R1 RCM, Inc.
Term Loan, 7.62%, (3 mo. USD LIBOR + 5.25%), Maturing April 27, 2025	225	225,000
Select Medical Corporation
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.75%), Maturing March 1, 2021	1,980	1,977,475
Sotera Health Holdings, LLC
Term Loan, 5.33%, (3 mo. USD LIBOR + 3.00%), Maturing May 15, 2022	1,436	1,443,315
Sound Inpatient Physicians
Term Loan, Maturing June 5, 2025(3)	200	200,500
Surgery Center Holdings, Inc.
Term Loan, 5.35%, (2 mo. USD LIBOR + 3.25%), Maturing September 2, 2024	738	737,910
Team Health Holdings, Inc.
Term Loan, 4.84%, (1 mo. USD LIBOR + 2.75%), Maturing February 6, 2024	2,970	2,874,641
Tecomet, Inc.
Term Loan, 5.51%, (1 week USD LIBOR + 3.50%), Maturing May 1, 2024	1,287	1,292,631
U.S. Anesthesia Partners, Inc.
Term Loan, 5.09%, (1 mo. USD LIBOR + 3.00%), Maturing June 23, 2024	1,436	1,434,451
Wink Holdco, Inc.
Term Loan, 5.09%, (1 mo. USD LIBOR + 3.00%), Maturing December 2, 2024	174	173,744
		$42,352,274

Home Furnishings — 1.3%
Bright Bidco B.V.
Term Loan, 5.76%, (USD LIBOR + 3.50%), Maturing June 30, 2024(2)	$1,362	$1,361,837
Serta Simmons Bedding, LLC
Term Loan, 5.75%, (USD LIBOR + 3.50%), Maturing November 8, 2023(2)	1,985	1,695,249
		$3,057,086

Industrial Equipment — 7.3%
Apex Tool Group, LLC
Term Loan, 5.84%, (1 mo. USD LIBOR + 3.75%), Maturing February 1, 2022	$963	$965,305

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Industrial Equipment (continued)
CFSP Acquisition Corp.
Term Loan, 1.00%, Maturing March 6, 2025(4)	$18	$18,267
Term Loan, 5.09%, (1 mo. USD LIBOR + 3.00%), Maturing March 21, 2025	81	80,781
Clark Equipment Company
Term Loan, 4.33%, (3 mo. USD LIBOR + 2.00%), Maturing May 18, 2024	2,523	2,509,703
Delachaux S.A.
Term Loan, 5.83%, (3 mo. USD LIBOR + 3.50%), Maturing October 28, 2021	692	693,669
DXP Enterprises, Inc.
Term Loan, 6.84%, (1 mo. USD LIBOR + 4.75%), Maturing August 29, 2023	199	199,617
Engineered Machinery Holdings, Inc.
Term Loan, 5.58%, (3 mo. USD LIBOR + 3.25%), Maturing July 19, 2024	871	870,625
EWT Holdings III Corp.
Term Loan, 5.09%, (1 mo. USD LIBOR + 3.00%), Maturing December 20, 2024	1,934	1,937,751
Filtration Group Corporation
Term Loan, 5.09%, (1 mo. USD LIBOR + 3.00%), Maturing March 29, 2025	648	649,658
Gardner Denver, Inc.
Term Loan, 4.84%, (1 mo. USD LIBOR + 2.75%), Maturing July 30, 2024	434	435,682
Gates Global, LLC
Term Loan, 5.08%, (3 mo. USD LIBOR + 2.75%), Maturing April 1, 2024	1,980	1,982,088
Hayward Industries, Inc.
Term Loan, 5.59%, (1 mo. USD LIBOR + 3.50%), Maturing August 5, 2024	744	746,701
Paladin Brands Holding, Inc.
Term Loan, 7.83%, (3 mo. USD LIBOR + 5.50%), Maturing August 15, 2022	532	535,815
Pro Mach Group, Inc.
Term Loan, 5.02%, (1 mo. USD LIBOR + 3.00%), Maturing March 7, 2025	100	98,715
Reece, Ltd.
Term Loan, Maturing May 30, 2025(3)	350	351,094
Rexnord, LLC
Term Loan, 4.34%, (1 mo. USD LIBOR + 2.25%), Maturing August 21, 2024	1,502	1,502,259
Robertshaw US Holding Corp.
Term Loan, 5.63%, (1 mo. USD LIBOR + 3.50%), Maturing February 28, 2025	399	399,000
Tank Holding Corp.
Term Loan, 5.75%, (USD LIBOR + 3.50%), Maturing March 17, 2022(2)	1,264	1,268,615

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Industrial Equipment (continued)
Thermon Industries, Inc.
Term Loan, 5.73%, (1 mo. USD LIBOR + 3.75%), Maturing October 24, 2024	$112	$113,169
Titan Acquisition Limited
Term Loan, 5.09%, (1 mo. USD LIBOR + 3.00%), Maturing March 28, 2025	1,172	1,157,412
Waterjet Holdings, Inc.
Term Loan, 5.15%, (USD LIBOR + 3.00%), Maturing April 3, 2025(2)	100	99,750
		$16,615,676

Insurance — 3.9%
Alliant Holdings I, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 3.00%), Maturing May 9, 2025	$894	$889,881
AmWINS Group, Inc.
Term Loan, Maturing January 25, 2024(3)	275	274,334
Asurion, LLC
Term Loan, 4.84%, (1 mo. USD LIBOR + 2.75%), Maturing August 4, 2022	1,442	1,440,878
Term Loan - Second Lien, 8.09%, (1 mo. USD LIBOR + 6.00%), Maturing August 4, 2025	1,875	1,895,214
Hub International Limited
Term Loan, 5.36%, (2 mo. USD LIBOR + 3.00%), Maturing April 25, 2025	1,925	1,914,903
NFP Corp.
Term Loan, 5.09%, (1 mo. USD LIBOR + 3.00%), Maturing January 8, 2024	742	738,750
Sedgwick Claims Management Services, Inc.
Term Loan, 4.84%, (1 mo. USD LIBOR + 2.75%), Maturing March 1, 2021	399	397,415
USI, Inc.
Term Loan, 5.33%, (3 mo. USD LIBOR + 3.00%), Maturing May 16, 2024	1,290	1,284,283
		$8,835,658

Leisure Goods / Activities / Movies — 3.6%
Ancestry.com Operations, Inc.
Term Loan, 5.35%, (1 mo. USD LIBOR + 3.25%), Maturing October 19, 2023	$1,604	$1,603,813
ClubCorp Holdings, Inc.
Term Loan, 5.08%, (3 mo. USD LIBOR + 2.75%), Maturing September 18, 2024	661	656,875
Crown Finance US, Inc.
Term Loan, 4.59%, (1 mo. USD LIBOR + 2.50%), Maturing February 28, 2025	748	744,338

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Delta 2 (LUX) S.a.r.l.
Term Loan, 4.59%, (1 mo. USD LIBOR + 2.50%), Maturing February 1, 2024	$1,000	$988,542
Live Nation Entertainment, Inc.
Term Loan, 3.88%, (1 mo. USD LIBOR + 1.75%), Maturing October 31, 2023	2,970	2,966,212
Steinway Musical Instruments, Inc.
Term Loan, 5.84%, (1 mo. USD LIBOR + 3.75%), Maturing February 13, 2025	349	351,307
Travel Leaders Group, LLC
Term Loan, 7.00%, (6 mo. USD LIBOR + 4.50%), Maturing January 25, 2024	990	996,188
		$8,307,275

Lodging and Casinos — 9.2%
Aristocrat Technologies, Inc.
Term Loan, 4.11%, (3 mo. USD LIBOR + 1.75%), Maturing October 19, 2024	$249	$247,554
Boyd Gaming Corporation
Term Loan, 4.49%, (1 week USD LIBOR + 2.50%), Maturing September 15, 2023	2,779	2,790,867
CityCenter Holdings, LLC
Term Loan, 4.34%, (1 mo. USD LIBOR + 2.25%), Maturing April 18, 2024	199	198,769
Cyan Blue Holdco 3 Limited
Term Loan, 4.84%, (1 mo. USD LIBOR + 2.75%), Maturing August 23, 2024	743	743,633
Four Seasons Hotels Limited
Term Loan, 4.09%, (1 mo. USD LIBOR + 2.00%), Maturing November 30, 2023	2,970	2,966,137
Golden Nugget, Inc.
Term Loan, 4.82%, (1 mo. USD LIBOR + 2.75%), Maturing October 4, 2023	3,291	3,298,416
GVC Holdings PLC
Term Loan, 4.60%, (1 mo. USD LIBOR + 2.50%), Maturing March 29, 2024	424	424,291
Hanjin International Corp.
Term Loan, 4.86%, (3 mo. USD LIBOR + 2.50%), Maturing October 18, 2020	200	200,250
Hilton Worldwide Finance, LLC
Term Loan, 3.84%, (1 mo. USD LIBOR + 1.75%), Maturing October 25, 2023	2,598	2,599,087
Las Vegas Sands, LLC
Term Loan, 3.84%, (1 mo. USD LIBOR + 1.75%), Maturing March 27, 2025	3,401	3,382,478

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Lodging and Casinos (continued)
Playa Resorts Holding B.V.
Term Loan, 4.84%, (1 mo. USD LIBOR + 2.75%), Maturing April 29, 2024	$472	$466,596
Stars Group Holdings B.V. (The)
Term Loan, 5.09%, (1 mo. USD LIBOR + 3.00%), Maturing April 6, 2025	2,475	2,478,961
VICI Properties 1, LLC
Term Loan, 4.08%, (1 mo. USD LIBOR + 2.00%), Maturing December 20, 2024	811	807,476
Wyndham Hotels & Resorts, Inc.
Term Loan, 3.73%, (1 mo. USD LIBOR + 1.75%), Maturing May 30, 2025	500	500,364
		$21,104,879

Nonferrous Metals / Minerals — 1.1%
Dynacast International, LLC
Term Loan, 5.58%, (3 mo. USD LIBOR + 3.25%), Maturing January 28, 2022	$1,287	$1,291,526
Murray Energy Corporation
Term Loan, 9.34%, (1 mo. USD LIBOR + 7.25%), Maturing April 16, 2020	742	703,056
Oxbow Carbon, LLC
Term Loan, 5.84%, (1 mo. USD LIBOR + 3.75%), Maturing January 4, 2023	244	246,492
Term Loan - Second Lien, 9.59%, (1 mo. USD LIBOR + 7.50%), Maturing January 4, 2024	275	279,125
		$2,520,199

Oil and Gas — 2.6%
Apergy Corporation
Term Loan, 4.56%, (1 mo. USD LIBOR + 2.50%), Maturing May 9, 2025	$150	$149,812
CITGO Petroleum Corporation
Term Loan, 5.81%, (3 mo. USD LIBOR + 3.50%), Maturing July 29, 2021	1,985	1,993,880
Fieldwood Energy, LLC
Term Loan, 7.34%, (1 mo. USD LIBOR + 5.25%), Maturing April 11, 2022	1,500	1,504,999
Green Plains Renewable Energy, Inc.
Term Loan, 7.60%, (1 mo. USD LIBOR + 5.50%), Maturing August 18, 2023	868	881,464
McDermott Technology Americas, Inc.
Term Loan, 7.09%, (1 mo. USD LIBOR + 5.00%), Maturing May 10, 2025	499	501,992

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Oil and Gas (continued)
Medallion Midland Acquisition, LLC
Term Loan, 5.34%, (1 mo. USD LIBOR + 3.25%), Maturing October 30, 2024	$199	$196,761
MEG Energy Corp.
Term Loan, 5.60%, (1 mo. USD LIBOR + 3.50%), Maturing December 31, 2023	376	376,880
PSC Industrial Holdings Corp.
Term Loan, 5.84%, (1 mo. USD LIBOR + 3.75%), Maturing October 3, 2024	299	298,500
		$5,904,288

Publishing — 1.4%
Ascend Learning, LLC
Term Loan, 5.09%, (1 mo. USD LIBOR + 3.00%), Maturing July 12, 2024	$1,290	$1,290,734
Harland Clarke Holdings Corp.
Term Loan, 7.08%, (3 mo. USD LIBOR + 4.75%), Maturing November 3, 2023	621	607,588
Multi Color Corporation
Term Loan, 4.34%, (1 mo. USD LIBOR + 2.25%), Maturing October 31, 2024	149	149,436
ProQuest, LLC
Term Loan, 5.84%, (1 mo. USD LIBOR + 3.75%), Maturing October 24, 2021	1,050	1,057,323
		$3,105,081

Radio and Television — 2.8%
CBS Radio, Inc.
Term Loan, 4.84%, (1 mo. USD LIBOR + 2.75%), Maturing November 17, 2024	$1,294	$1,287,302
Entravision Communications Corporation
Term Loan, 4.84%, (1 mo. USD LIBOR + 2.75%), Maturing November 29, 2024	422	417,331
Hubbard Radio, LLC
Term Loan, 5.10%, (1 mo. USD LIBOR + 3.00%), Maturing March 28, 2025	1,349	1,352,330
Raycom TV Broadcasting, LLC
Term Loan, 4.34%, (1 mo. USD LIBOR + 2.25%), Maturing August 23, 2024	397	397,372
Sinclair Television Group, Inc.
Term Loan, Maturing December 12, 2024(3)	1,100	1,099,719
Univision Communications, Inc.
Term Loan, 4.84%, (1 mo. USD LIBOR + 2.75%), Maturing March 15, 2024	1,978	1,915,544
		$6,469,598

15	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Retailers (Except Food and Drug) — 1.4%
Ascena Retail Group, Inc.
Term Loan, 6.63%, (1 mo. USD LIBOR + 4.50%), Maturing August 21, 2022	$610	$546,509
BJ’s Wholesale Club, Inc.
Term Loan, 5.53%, (1 mo. USD LIBOR + 3.50%), Maturing February 3, 2024	746	747,058
Global Appliance, Inc.
Term Loan, 6.10%, (1 mo. USD LIBOR + 4.00%), Maturing September 29, 2024	397	400,970
LSF9 Atlantis Holdings, LLC
Term Loan, 8.00%, (1 mo. USD LIBOR + 6.00%), Maturing May 1, 2023	383	379,005
Shutterfly, Inc.
Term Loan, 4.85%, (1 mo. USD LIBOR + 2.75%), Maturing August 17, 2024	200	200,600
Staples, Inc.
Term Loan, 6.36%, (3 mo. USD LIBOR + 4.00%), Maturing September 12, 2024	224	220,999
Vivid Seats Ltd.
Term Loan, 5.59%, (1 mo. USD LIBOR + 3.50%), Maturing June 30, 2024	743	738,323
		$3,233,464

Steel — 2.4%
Atkore International, Inc.
Term Loan, 5.09%, (3 mo. USD LIBOR + 2.75%), Maturing December 22, 2023	$2,129	$2,131,113
GrafTech Finance, Inc.
Term Loan, 5.50%, (1 mo. USD LIBOR + 3.50%), Maturing February 12, 2025	1,125	1,120,782
Phoenix Services International, LLC
Term Loan, 5.75%, (1 mo. USD LIBOR + 3.75%), Maturing March 1, 2025	349	351,525
Zekelman Industries, Inc.
Term Loan, 4.58%, (3 mo. USD LIBOR + 2.25%), Maturing June 14, 2021	1,783	1,773,962
		$5,377,382

Surface Transport — 0.8%
Agro Merchants NAI Holdings, LLC
Term Loan, 6.08%, (3 mo. USD LIBOR + 3.75%), Maturing December 6, 2024	$149	$149,831
Kenan Advantage Group, Inc.
Term Loan, 5.09%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2022	300	301,076
Term Loan, 5.09%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2022	986	988,518

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Surface Transport (continued)
PODS, LLC
Term Loan, 4.78%, (1 mo. USD LIBOR + 2.75%), Maturing December 6, 2024	$223	$222,929
XPO Logistics, Inc.
Term Loan, 4.09%, (1 mo. USD LIBOR + 2.00%), Maturing February 24, 2025	225	223,720
		$1,886,074

Telecommunications — 4.4%
Colorado Buyer, Inc.
Term Loan, 5.36%, (3 mo. USD LIBOR + 3.00%), Maturing May 1, 2024	$743	$743,274
Global Eagle Entertainment, Inc.
Term Loan, 9.36%, (6 mo. USD LIBOR + 7.50%), Maturing January 6, 2023	785	801,487
Intelsat Jackson Holdings S.A.
Term Loan, 6.60%, (1 mo. USD LIBOR + 4.50%), Maturing January 2, 2024	650	678,437
Mitel Networks Corporation
Term Loan, 5.84%, (1 mo. USD LIBOR + 3.75%), Maturing September 25, 2023	187	187,334
Onvoy, LLC
Term Loan, 6.83%, (3 mo. USD LIBOR + 4.50%), Maturing February 10, 2024	792	766,241
Sprint Communications, Inc.
Term Loan, 4.63%, (1 mo. USD LIBOR + 2.50%), Maturing February 2, 2024	2,970	2,957,861
Syniverse Holdings, Inc.
Term Loan, 7.05%, (1 mo. USD LIBOR + 5.00%), Maturing March 9, 2023	374	374,296
TDC A/S
Term Loan, Maturing May 31, 2025(3)	750	749,296
Telesat Canada
Term Loan, 4.84%, (3 mo. USD LIBOR + 2.50%), Maturing November 17, 2023	2,841	2,843,896
		$10,102,122

Utilities — 2.1%
Calpine Corporation
Term Loan, 4.84%, (3 mo. USD LIBOR + 2.50%), Maturing January 15, 2024	$1,980	$1,978,588
Granite Acquisition, Inc.
Term Loan, 5.81%, (3 mo. USD LIBOR + 3.50%), Maturing December 19, 2021	1,242	1,249,209
Term Loan, 5.83%, (3 mo. USD LIBOR + 3.50%), Maturing December 19, 2021	50	50,109

16	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Utilities (continued)
Talen Energy Supply, LLC
Term Loan, 6.09%, (1 mo. USD LIBOR + 4.00%), Maturing July 15, 2023	$841	$846,528
USIC Holdings, Inc.
Term Loan, 5.34%, (1 mo. USD LIBOR + 3.25%), Maturing December 8, 2023	75	75,398
Term Loan, Maturing December 8, 2023(3)	250	251,563
Vistra Energy Corp.
Term Loan, 4.07%, (1 mo. USD LIBOR + 2.00%), Maturing December 31, 2025	425	422,510
		$4,873,905

Total Senior Floating-Rate Loans (identified cost $303,809,747)		$302,284,911

Corporate Bonds & Notes — 25.6%
Security	Principal Amount (000’s omitted)	Value

Aerospace and Defense — 2.7%
Air Canada
7.75%, 4/15/21(5)	$2,000	$2,145,000
Bombardier, Inc.
6.125%, 1/15/23(5)	1,000	1,007,500
TransDigm, Inc.
5.50%, 10/15/20	1,000	1,001,250
6.00%, 7/15/22	1,000	1,007,800
United Continental Holdings, Inc.
4.25%, 10/1/22	1,000	966,250
		$6,127,800

Automotive — 0.2%
ZF North America Capital, Inc.
4.50%, 4/29/22(5)	$545	$555,209
		$555,209

Building and Development — 0.9%
Reliance Intermediate Holdings, L.P.
6.50%, 4/1/23(5)	$1,000	$1,042,375
Standard Industries, Inc.
5.50%, 2/15/23(5)	1,000	1,021,250
		$2,063,625

Security	Principal Amount (000’s omitted)	Value

Cable and Satellite Television — 2.1%
Altice France S.A.
6.00%, 5/15/22(5)	$1,000	$1,007,500
Cablevision Systems Corp.
5.875%, 9/15/22	925	920,375
CCO Holdings, LLC/CCO Holdings Capital Corp.
5.125%, 2/15/23	1,000	992,190
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
5.125%, 12/15/21(5)	1,000	998,750
DISH DBS Corp.
5.00%, 3/15/23	1,000	871,250
		$4,790,065

Chemicals and Plastics — 0.3%
Platform Specialty Products Corp.
6.50%, 2/1/22(5)	$735	$749,700
		$749,700

Consumer Products — 0.6%
HRG Group, Inc.
7.75%, 1/15/22	$1,000	$1,030,000
Mattel, Inc.
2.35%, 8/15/21	475	433,438
		$1,463,438

Containers and Glass Products — 0.4%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
4.25%, 9/15/22(5)	$1,000	$983,750
		$983,750

Distribution & Wholesale — 0.1%
American Tire Distributors, Inc.
10.25%, 3/1/22(5)	$500	$112,500
		$112,500

Diversified Financial Services — 1.2%
FBM Finance, Inc.
8.25%, 8/15/21(5)	$2,680	$2,803,950
		$2,803,950

17	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Drugs — 0.9%
Teva Pharmaceutical Finance IV, LLC
2.25%, 3/18/20	$1,000	$964,297
Valeant Pharmaceuticals International, Inc.
6.50%, 3/15/22(5)	1,000	1,038,750
		$2,003,047

Ecological Services and Equipment — 0.4%
GFL Environmental, Inc.
5.375%, 3/1/23(5)	$1,000	$927,500
		$927,500

Electronics / Electrical — 1.1%
Anixter, Inc.
5.50%, 3/1/23	$1,000	$1,035,000
Infor (US), Inc.
6.50%, 5/15/22	1,000	1,008,750
Veritas US, Inc./Veritas Bermuda, Ltd.
7.50%, 2/1/23(5)	550	517,000
		$2,560,750

Energy — 0.4%
Sunoco, L.P./Sunoco Finance Corp.
4.875%, 1/15/23(5)	$1,000	$962,500
		$962,500

Financial Intermediaries — 1.1%
Ally Financial, Inc.
4.625%, 5/19/22	$1,000	$1,000,000
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp.
6.25%, 2/1/22	500	511,250
Navient Corp.
5.50%, 1/25/23	1,007	993,154
		$2,504,404

Food Products — 0.1%
Dean Foods Co.
6.50%, 3/15/23(5)	$230	$222,813
		$222,813

Health Care — 1.3%
CHS/Community Health Systems, Inc.
6.25%, 3/31/23	$390	$358,800

Security	Principal Amount (000’s omitted)	Value

Health Care (continued)
Eagle Holding Co. II, LLC
7.625%, (7.625% cash or 8.375% PIK), 5/15/22(5)(6)	$455	$460,778
HCA, Inc.
7.50%, 2/15/22	1,000	1,090,000
Kinetic Concepts, Inc./KCI USA, Inc.
12.50%, 11/1/21(5)	1,000	1,110,000
		$3,019,578

Internet Software & Services — 0.5%
Netflix, Inc.
5.50%, 2/15/22	$1,000	$1,033,750
		$1,033,750

Leisure Goods / Activities / Movies — 0.4%
Sabre GLBL, Inc.
5.375%, 4/15/23(5)	$1,000	$1,015,000
		$1,015,000

Lodging and Casinos — 0.7%
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp.
6.75%, 11/15/21(5)	$1,545	$1,595,213
		$1,595,213

Metals / Mining — 0.5%
Hudbay Minerals, Inc.
7.25%, 1/15/23(5)	$1,000	$1,035,000
		$1,035,000

Nonferrous Metals / Minerals — 0.4%
Teck Resources, Ltd.
3.75%, 2/1/23	$1,000	$952,500
		$952,500

Oil and Gas — 3.7%
Antero Resources Corp.
5.125%, 12/1/22	$1,000	$1,007,500
Energy Transfer Equity, L.P.
4.25%, 3/15/23	1,000	967,510
Great Western Petroleum, LLC/Great Western Finance Corp.
9.00%, 9/30/21(5)	500	515,000
Matador Resources Co.
6.875%, 4/15/23	1,000	1,050,000

18	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Oil and Gas (continued)
Nabors Industries, Inc.
4.625%, 9/15/21	$1,000	$982,500
Oasis Petroleum, Inc.
6.875%, 3/15/22	947	965,665
Resolute Energy Corp.
8.50%, 5/1/20	315	315,000
Tervita Escrow Corp.
7.625%, 12/1/21(5)	1,500	1,537,500
Whiting Petroleum Corp.
5.75%, 3/15/21	1,000	1,024,470
		$8,365,145

Road & Rail — 0.5%
Watco Cos., LLC/Watco Finance Corp.
6.375%, 4/1/23(5)	$1,000	$1,020,000
		$1,020,000

Software and Services — 0.4%
Infor Software Parent, LLC/Infor Software Parent, Inc.
7.125%, (7.125% cash or 7.875% PIK), 5/1/21(5)(6)	$1,000	$1,006,250
		$1,006,250

Steel — 0.4%
Allegheny Technologies, Inc.
5.95%, 1/15/21	$1,000	$1,010,000
		$1,010,000

Surface Transport — 0.9%
Park Aerospace Holdings, Ltd.
5.25%, 8/15/22(5)	$1,000	$993,760
XPO Logistics, Inc.
6.50%, 6/15/22(5)	1,000	1,028,750
		$2,022,510

Technology — 0.5%
Dell International, LLC/EMC Corp.
5.875%, 6/15/21(5)	$1,000	$1,016,071
		$1,016,071

Security	Principal Amount (000’s omitted)	Value

Telecommunications — 2.9%
Altice Financing S.A.
6.625%, 2/15/23(5)	$335	$330,980
CenturyLink, Inc.
5.80%, 3/15/22	1,000	995,000
Hughes Satellite Systems Corp.
7.625%, 6/15/21	1,000	1,067,500
SBA Communications Corp.
4.00%, 10/1/22(5)	90	86,512
Sprint Communications, Inc.
6.00%, 11/15/22	2,000	1,987,500
T-Mobile USA, Inc.
6.00%, 3/1/23	1,000	1,035,500
Zayo Group, LLC/Zayo Capital, Inc.
6.00%, 4/1/23	1,000	1,022,500
		$6,525,492

Total Corporate Bonds & Notes (identified cost $60,011,806)		$58,447,560

Convertible Bonds — 0.4%
Security	Principal Amount (000’s omitted)	Value

Utilities — 0.4%
NRG Yield, Inc.
3.25%, 6/1/20(5)	$1,000	$994,634

Total Convertible Bonds (identified cost $1,001,287)		$994,634

19	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2018

Portfolio of Investments — continued

Short-Term Investments — 2.0%
Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 2.09%(7)	4,510,688	$4,510,688

Total Short-Term Investments (identified cost $4,510,759)		$4,510,688

Total Investments — 160.3% (identified cost $369,333,599)		$366,237,793

Less Unfunded Loan Commitments — (0.1)%		$(214,640)

Net Investments — 160.2% (identified cost $369,118,959)		$366,023,153

Notes Payable — (43.8)%		$(100,000,000)

Variable Rate Term Preferred Shares, at Liquidation Value (net of unamortized deferred debt issuance costs) — (14.0)%		$(31,918,929)

Other Assets, Less Liabilities — (2.4)%		$(5,642,935)

Net Assets Applicable to Common Shares — 100.0%		$228,461,289

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(2)

The stated interest rate represents the weighted average interest rate at June 30, 2018 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(3)	This Senior Loan will settle after June 30, 2018, at which time the interest rate will be determined.

(4)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion and the commitment fees on the portion of the loan that is unfunded. See Note 1F for description.

(5)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At June 30, 2018, the aggregate value of these securities is $29,841,495 or 13.1% of the Trust’s net assets applicable to common shares.

(6)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(7)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of June 30, 2018.

Abbreviations:

LIBOR	–	London Interbank Offered Rate
PIK	–	Payment In Kind

Currency Abbreviations:

USD	–	United States Dollar

20	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2018

Statement of Assets and Liabilities

Assets	June 30, 2018
Unaffiliated investments, at value (identified cost, $364,608,200)	$361,512,465
Affiliated investment, at value (identified cost, $4,510,759)	4,510,688
Cash	2,736,512
Interest receivable	1,448,818
Dividends receivable from affiliated investment	1,189
Receivable for investments sold	1,671,730
Prepaid upfront fees on variable rate term preferred shares	118,006
Prepaid upfront fees on notes payable	11,751
Prepaid expenses	46,850
Total assets	$372,058,009

Liabilities
Notes payable	$100,000,000
Variable rate term preferred shares, at liquidation value (net of unamortized deferred debt issuance costs of $81,071)	31,918,929
Payable for investments purchased	10,706,855
Payable to affiliates:
Investment adviser fee	207,546
Interest expense and fees payable	621,869
Accrued expenses	141,521
Total liabilities	$143,596,720
Net assets applicable to common shares	$228,461,289

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 23,611,740 shares issued and outstanding	$236,117
Additional paid-in capital	231,797,956
Accumulated undistributed net investment income	846,043
Accumulated net realized loss	(1,323,021)
Net unrealized depreciation	(3,095,806)
Net assets applicable to common shares	$228,461,289

Net Asset Value Per Common Share
($228,461,289 ÷ 23,611,740 common shares issued and outstanding)	$9.68

21	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2018

Statement of Operations

Investment Income	Period Ended June 30, 2018(1)
Interest and other income	$14,993,772
Dividends from affiliated investment	212,254
Total investment income	$15,206,026

Expenses
Investment adviser fee	$2,198,875
Trustees’ fees and expenses	7,881
Custodian fee	150,513
Transfer and dividend disbursing agent fees	22,200
Legal and accounting services	54,131
Printing and postage	24,298
Interest expense and fees	3,196,693
Miscellaneous	141,597
Total expenses	$5,796,188

Net investment income	$9,409,838

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(371,715)
Investment transactions — affiliated investment	(4,530)
Net realized loss	$(376,245)
Change in unrealized appreciation (depreciation) —
Investments	$(3,095,735)
Investments — affiliated investment	(71)
Net change in unrealized appreciation (depreciation)	$(3,095,806)

Net realized and unrealized loss	$(3,472,051)

Net increase in net assets from operations	$5,937,787

(1)	For the period from the start of business, July 31, 2017, to June 30, 2018.

22	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2018

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended June 30, 2018(1)
From operations —
Net investment income	$9,409,838
Net realized loss	(376,245)
Net change in unrealized appreciation (depreciation)	(3,095,806)
Net increase in net assets from operations	$5,937,787
Distributions to common shareholders —
From net investment income	$(9,581,606)
Total distributions to common shareholders	$(9,581,606)
Capital share transactions —
Proceeds from sale of common shares(2)	$232,472,214
Reinvestment of distributions to common shareholders	4,919
Offering costs on common shares	(472,025)
Net increase in net assets from capital share transactions	$232,005,108

Net increase in net assets	$228,361,289

Net Assets Applicable to Common Shares
At beginning of period	$100,000
At end of period	$228,461,289

Accumulated undistributed net investment income included in net assets
At end of period	$846,043

(1)	For the period from the start of business, July 31, 2017, to June 30, 2018.

(2)	Proceeds from sale of common shares are net of sales load paid of $3,540,186 and include shares sold from the exercise of the underwriters’ over-allotment option of $26,012,400 (see Note 6).

23	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2018

Statement of Cash Flows

Cash Flows From Operating Activities	Period Ended June 30, 2018(1)
Net increase in net assets from operations	$5,937,787
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Investments purchased	(458,171,092)
Investments sold and principal repayments	101,219,544
Increase in short-term investments, net	(4,515,289)
Net amortization/accretion of premium (discount)	792,118
Amortization of prepaid upfront fees on variable rate term preferred shares	41,994
Amortization of deferred debt issuance costs on variable rate term preferred shares	29,041
Amortization of prepaid upfront fees on notes payable	40,249
Increase in interest receivable	(1,448,818)
Increase in dividends receivable from affiliated investment	(1,189)
Increase in prepaid expenses	(46,850)
Increase in payable to affiliate for investment adviser fee	207,546
Increase in interest expense and fees payable	621,869
Increase in accrued expenses	141,521
Increase in unfunded loan commitments	214,640
Net change in unrealized (appreciation) depreciation from investments	3,095,806
Net realized loss from investments	376,245
Net cash used in operating activities	$(351,464,878)

Cash Flows From Financing Activities
Cash distributions paid to common shareholders	$(9,576,687)
Proceeds from common shares sold(2)	232,472,214
Offering costs on common shares	(472,025)
Proceeds from notes payable	107,000,000
Repayments of notes payable	(7,000,000)
Proceeds from variable rate term preferred shares issued	32,000,000
Payment of deferred debt issuance costs on variable rate term preferred shares	(110,112)
Payment of prepaid upfront fees on variable rate term preferred shares	(160,000)
Payment of prepaid upfront fees on notes payable	(52,000)
Net cash provided by financing activities	$354,101,390

Net increase in cash	$2,636,512

Cash at beginning of period	$100,000

Cash at end of period	$2,736,512

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$4,919
Cash paid for interest and fees on borrowings and variable rate term preferred shares	2,785,652

(1)	For the period from the start of business, July 31, 2017, to June 30, 2018.

(2)	Proceeds from sale of common shares are net of sales load paid of $3,540,186 and include shares sold from the exercise of the underwriters’ over-allotment option of $26,012,400 (see Note 6).

24	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2018

Financial Highlights

Selected data for a common share outstanding during the period stated

	Period Ended June 30, 2018(1)
Net asset value — Beginning of period (Common shares)	$9.850	(2)

Income (Loss) From Operations
Net investment income(3)	$0.404
Net realized and unrealized loss	(0.152)

Total income from operations	$0.252

Less Distributions to Common Shareholders
From net investment income	$(0.406)

Total distributions to common shareholders	$(0.406)

Offering costs charged to paid-in capital(3)	$(0.020)

Premium related to exercise of underwriters’ over-allotment option(3)	$0.004

Net asset value — End of period (Common shares)	$9.680

Market value — End of period (Common shares)	$9.440

Total Investment Return on Net Asset Value(4)	2.55	%(5)(6)

Total Investment Return on Market Value(4)	0.01	%(5)(6)

25	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2018

Financial Highlights — continued

Selected data for a common share outstanding during the period stated

Ratios/Supplemental Data	Period Ended June 30, 2018(1)
Net assets applicable to common shares, end of period (000’s omitted)	$228,461
Ratios (as a percentage of average daily net assets applicable to common shares):†
Expenses excluding interest and fees	1.24	%(7)
Interest and fee expense(8)	1.53	%(7)
Total expenses	2.77	%(7)
Net investment income	4.50	%(7)
Portfolio Turnover	30	%(6)
Senior Securities:
Total notes payable outstanding (in 000’s)	$100,000
Asset coverage per $1,000 of notes payable(9)	$3,605
Total variable rate term preferred shares outstanding	320
Asset coverage per variable rate term preferred share(10)	$273,077
Involuntary liquidation preference per variable rate term preferred share(11)	$100,000
Approximate market value per variable rate term preferred share(11)	$100,000

(1)	For the period from the start of business, July 31, 2017, to June 30, 2018.

(2)	Net asset value at beginning of period reflects the deduction of the sales charge of $0.15 per share paid by the shareholders from the $10.00 offering price.

(3)	Computed using average common shares outstanding.

(4)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.

(5)

Total investment return on net asset value is calculated assuming a purchase at the offering price of $10.00 less the sales load of $0.15 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $10.00 less the sales load of $0.15 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(6)	Not annualized.

(7)	Annualized.

(8)	Interest and fee expense relates to the variable rate term preferred shares (see Note 2) and the notes payable, for the purpose of financial leverage (see Note 7).

(9)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and variable rate term preferred shares) from the Trust’s total assets, and dividing the result by the notes payable balance in thousands.

(10)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and variable rate term preferred shares) from the Trust’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the variable rate term preferred shares, and multiplying the result by the liquidation value of one variable rate term preferred share. Such amount equates to 273% at June 30, 2018.

(11)	Plus accumulated and unpaid dividends.

†	Ratios based on net assets applicable to common shares plus variable rate term preferred shares and borrowings are presented below. Ratios for periods less than one year are annualized.

Period Ended June 30, 2018(1)
Expenses excluding interest and fees	0.83%
Interest and fee expense	1.02%
Total expenses	1.85%
Net investment income	3.00%

(1)	For the period from the start of business, July 31, 2017, to June 30, 2018.

26	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate 2022 Target Term Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust was organized on March 16, 2017 and remained inactive until July 31, 2017, except for matters relating to its organization, including the sale of 10,000 shares for $100,000 to Eaton Vance Management (EVM). The Trust’s investment objectives are high current income and to return $9.85 per share, the original net asset value per common share before deducting offering costs of $0.02 per common share (“Original NAV”), to holders of common shares of record on or about October 31, 2022 (the “Termination Date”). On or about the Termination Date, the Trust intends to cease its investment operations, liquidate its portfolio, retire or redeem its leverage facilities, and seek to return Original NAV to common shareholders, unless the term is extended for one period of up to twelve months and one additional period of up to six months by a vote of the Trust’s Board of Trustees.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Trust is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Trust based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Affiliated Fund. The Trust may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that fairly reflects the security’s value, or the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

27

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2018

Notes to Financial Statements — continued

D  Federal Taxes — The Trust intends to make monthly distributions of net investment income and any net realized capital gains in amounts necessary to maintain its taxation as a regulated investment company for U.S. federal income tax purposes. For the purpose of pursuing its investment objective of returning Original NAV, the Trust may retain a portion of its net investment income and some or all of its net capital gains, which would result in the Trust paying U.S. federal excise and corporate income taxes.

As of June 30, 2018, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Organization and Offering Costs — Organization costs paid in connection with the organization of the Trust were borne directly by EVM, the Trust’s investment adviser. EVM agreed to pay all common share offering costs (other than sales loads) that exceed $0.02 per common share. Costs incurred by the Trust in connection with the offering of its common shares are recorded as a reduction of additional paid-in capital.

F  Unfunded Loan Commitments — The Trust may enter into certain loan agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At June 30, 2018, the Trust had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

I  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2  Variable Rate Term Preferred Shares

On September 6, 2017, the Trust issued 320 shares of Series C-1 Variable Rate Term Preferred Shares (VRTP Shares) in a private offering to a commercial paper conduit sponsored by a large financial institution (the Conduit), all of which are outstanding at June 30, 2018.

The VRTP Shares are a form of preferred shares that represent stock of the Trust. The VRTP Shares have a par value of $0.01 per share, a liquidation preference of $100,000 per share and a mandatory redemption date of September 8, 2020, unless extended. Dividends on the VRTP Shares are determined each day based on a spread of 1.85% to three-month LIBOR. Such spread to the cost of funding is determined based on the current credit rating of the VRTP Shares, which is provided by Moody’s Investor Service.

The VRTP Shares are redeemable at the option of the Trust at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, on any business day and solely for the purpose of reducing the leverage of the Trust. The VRTP Shares are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance or leverage ratio requirements with respect to the VRTP Shares. Six months prior to the mandatory redemption date, the Trust is required to segregate in a liquidity account with its custodian investments equal to 110% of the VRTP Shares’ redemption price, and over the six-month period execute a series of liquidation transactions to assure sufficient liquidity to redeem the VRTP Shares. The holders of the VRTP Shares, voting as a class, are entitled to elect two Trustees of the Trust. If the dividends on the VRTP Shares remain unpaid in an amount equal to two full years’ dividends, the holders of the VRTP Shares as a class have the right to elect a majority of the Board of Trustees.

For financial reporting purposes, the liquidation value of the VRTP Shares (net of unamortized deferred debt issuance costs) is presented as a liability on the Statement of Assets and Liabilities and unpaid dividends are included in interest expense and fees payable. Dividends accrued on VRTP Shares are treated as interest payments for financial reporting purposes and are included in interest expense and fees on the Statement of Operations. In connection with the issuance of VRTP Shares, the Trust paid an upfront fee of $160,000 and debt issuance costs of $110,112, both of which are being amortized to interest expense and fees over a period of three years. The unamortized amount of the debt issuance costs as of June 30, 2018 is presented as a deduction of the liability for VRTP Shares on the Statement of Assets and Liabilities.

28

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2018

Notes to Financial Statements — continued

The carrying amount of the VRTP Shares at June 30, 2018 represents its liquidation value, which approximates fair value. If measured at fair value, the VRTP Shares would have been considered as Level 2 in the fair value hierarchy (see Note 9) at June 30, 2018. The average liquidation preference of the VRTP Shares during the portion of the period ended June 30, 2018 in which the VRTP Shares were outstanding was $32,000,000.

3  Distributions to Shareholders and Income Tax Information

The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding VRTP Shares. The Trust may also distribute net realized capital gains, if any, generally not more than once per year. Distributions to common shareholders are recorded on the ex-dividend date. Dividends to VRTP shareholders are accrued daily and payable monthly. The dividend rate on the VRTP Shares at June 30, 2018 was 4.19%. The amount of dividends accrued and the average annual dividend rate of the VRTP Shares during the period ended June 30, 2018 were $966,035 and 3.70%, respectively.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared, including distributions on VRTP Shares that are treated as interest expense for financial reporting purposes, for the period ended June 30, 2018 was as follows:

Period Ended June 30, 2018(1)

Distributions declared from:
Ordinary income	$10,547,641

(1)	For the period from the start of business, July 31, 2017, to June 30, 2018.

During the period ended June 30, 2018, accumulated net realized loss was increased by $946,776, accumulated distributions in excess of net investment income was decreased by $1,017,811 and paid-in capital was decreased by $71,035 due to differences between book and tax accounting, primarily for premium amortization, accretion of market discount, non-deductible expenses, investments in partnerships and the treatment of VRTP Shares as equity for tax purposes. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of June 30, 2018, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$846,043
Deferred capital losses	$(411,012)
Net unrealized depreciation	$(4,007,815)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, investments in partnerships, premium amortization and accretion of market discount.

At June 30, 2018, the Trust, for federal income tax purposes, had deferred capital losses of $411,012 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Trust’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at June 30, 2018, $411,012 are short-term.

The cost and unrealized appreciation (depreciation) of investments of the Trust at June 30, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$370,030,968

Gross unrealized appreciation	$664,126
Gross unrealized depreciation	(4,671,941)

Net unrealized depreciation	$(4,007,815)

29

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2018

Notes to Financial Statements — continued

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.70% of the Trust’s average daily managed assets for years one through five of the Trust’s term and is payable monthly. Managed assets as referred to herein represent total assets of the Trust (including assets attributable to borrowings, any outstanding preferred shares, or other forms of leverage) less accrued liabilities (other than liabilities representing borrowings or such other forms of leverage). For the period ended June 30, 2018, the Trust’s investment adviser fee amounted to $2,198,875. The Trust invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for investment advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Trust, but receives no compensation.

Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period ended June 30, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $468,877,947 and $102,891,274, respectively, for the period ended June 30, 2018.

6  Common Shares of Beneficial Interest

In connection with the initial public offering of the Trust’s common shares, the underwriters were granted an option to purchase additional common shares at a price of $9.85 (after deduction of the sales load). Additional shares were issued by the Trust on September 11, 2017 pursuant to the exercise of the over-allotment option. The Trust’s net asset value per share on such date was $9.81, resulting in a premium of $104,050. The Trust may issue common shares pursuant to its dividend reinvestment plan. Transactions in common shares were as follows:

Period Ended June 30, 2018(1)

Sales (initial public offering)	21,000,000
Exercise of over-allotment option by underwriters	2,601,240
Issued to shareholders electing to receive payments of distributions in Trust shares	500

Net increase	23,601,740

(1)	For the period from the start of business, July 31, 2017, to June 30, 2018.

7  Credit Agreement

On August 18, 2017, the Trust entered into a Credit Agreement (the Agreement) with a bank to borrow up to a limit of $91 million. On September 14, 2017, the limit was increased to $104 million. Borrowings under the Agreement are secured by the assets of the Trust. Interest is charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, in effect through August 17, 2018, the Trust pays a facility fee of 0.15% per annum on the borrowing limit. The Trust also paid an initial upfront fee of $45,500 and an additional upfront fee of $6,500 on September 14, 2017 in connection with the increase in the credit facility. These amounts are being amortized to interest expense over a period of one year through August 2018. The unamortized balance at June 30, 2018 is approximately $12,000 and is included in prepaid upfront fees on notes payable in the Statement of Assets and Liabilities. The Trust is required to maintain certain net asset levels during the term of the Agreement. At June 30, 2018, the Trust had borrowings outstanding under the Agreement of $100,000,000 at an interest rate of 2.89%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at June 30, 2018 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 9) at June 30, 2018. Facility fees for the period ended June 30, 2018 totaled $134,387 and are included in interest expense and fees on the Statement of Operations. For the period from August 18, 2017 through June 30, 2018, the average borrowings under the Agreement and average annual interest rate (excluding fees) were $91,264,984 and 2.44%, respectively. In August 2018, the termination date of the Agreement was extended to March 19, 2019.

8  Credit Risk

The Trust invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An

30

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2018

Notes to Financial Statements — continued

economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At June 30, 2018, the hierarchy of inputs used in valuing the Trust’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$302,070,271	$—	$302,070,271
Corporate Bonds & Notes	—	58,447,560	—	58,447,560
Convertible Bonds	—	994,634	—	994,634
Short-Term Investments	—	4,510,688	—	4,510,688

Total Investments	$—	$366,023,153	$—	$366,023,153

31

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Floating-Rate 2022 Target Term Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate 2022 Target Term Trust (the “Trust”), including the portfolio of investments, as of June 30, 2018, and the related statement of operations, statement of changes in net assets, statement of cash flows, and the financial highlights for the period from the start of business, July 31, 2017, to June 30, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust as of June 30, 2018, and the results of its operations, the statement of changes in net assets, the statement of cash flows, and the financial highlights for the period from the start of business, July 31, 2017, to June 30, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of June 30, 2018, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

August 17, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

32

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust.

33

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2018

Annual Meeting of Shareholders (Unaudited)

The Trust held its Annual Meeting of Shareholders on April 19, 2018. The following action was taken by the shareholders:

Item 1:  The election of Thomas E. Faust Jr., Mark R. Fetting and George J. Gorman as Class I Trustees of the Trust, each for a three-year term expiring in 2021. Mr. Gorman was elected solely by VRTP Shareholders.

Nominee for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld
Thomas E. Faust Jr.	22,036,812	183,730
Mark R. Fetting	22,036,812	183,730

Nominee for Trustee Elected by VRTP Shareholders	Number of Shares
	For	Withheld
George J. Gorman	320	0

34

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2018

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by American Stock Transfer & Trust Company, LLC, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

35

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2018

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Floating-Rate 2022 Target Term Trust

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

36

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Floating-Rate 2022 Target Term Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Trust’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 173 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2021. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 173 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Class I Trustee	Until 2021. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Class II Trustee	Until 2019. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Class I Trustee(3)	Until 2021. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Class II Trustee(3)	Until 2019. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Class II Trustee	Until 2019. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

37

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Class II Trustee	Until 2019. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Susan J. Sutherland 1957	Class III Trustee	Until 2020. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Class III Trustee	Until 2020. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Class III Trustee	Until 2020. Trustee since 2016.

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	VRTP Trustee
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

38

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct AST, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

39

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

27978    6.30.18

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s initial fiscal period from commencement of operations on July 31, 2017 to June 30, 2018 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such period.

Eaton Vance Floating-Rate 2022 Target Term Trust

Fiscal Period Ended	06/30/18*
Audit Fees	$35,000
Audit-Related Fees(1)	$0
Tax Fees(2)	$21,100
All Other Fees(3)	$0

Total	$56,100

*	Registrant commenced operations on July 31, 2017.
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically includes fees for the performance of certain agreed upon procedures relating to the registrant’s revolving credit agreement.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s initial fiscal period ended June 30, 2018; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time period.

Fiscal Period Ended	06/30/18*
Registrant	$21,000
Eaton Vance(1)	$51,855

*	Registrant commenced operations on July 31, 2017.
(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman (Chair), Valerie A. Mosley, William H. Park and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Trust. Scott H. Page and Craig P. Russ comprise the investment team responsible for the overall management of the Trust’s investments.

Mr. Page is a Vice President of EVM, has been a portfolio manager of the Trust since July 2017 and is Co-Director of EVM’s Floating-Rate Loan Group. Mr. Russ is a Vice President of EVM, has been a portfolio manager of the Trust since July 2017 and is Co-Director of EVM’s Floating Rate Loan Group. Messrs. Page and Russ have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Trust’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Scott H. Page
Registered Investment Companies	13	$32,896.7	0	$0
Other Pooled Investment Vehicles	13	$8,755.4	1	$2.4
Other Accounts	6	$6,426.5	0	$0

Craig P. Russ
Registered Investment Companies	9	$28,310.2	0	$0
Other Pooled Investment Vehicles	5	$6,648.2	0	$0
Other Accounts	7	$7,359.5	0	$0

The following table shows the dollar range of Trust shares beneficially owned by each portfolio manager as of the Trust’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Trust
Scott H. Page	$100,001 - $500,000
Craig P. Russ	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Trust’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Trust and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Trust and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Trust. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual non-cash compensation consisting of options to purchase shares of Eaton Vance Corp. (“EVC”) nonvoting common stock and/or restricted shares of EVC nonvoting common stock that generally are subject to a vesting schedule, and (4) (for equity portfolio managers) a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio (Sharpe ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash award to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant does not engage in securities lending.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Floating-Rate 2022 Target Term Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	August 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	August 21, 2018

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	August 21, 2018